SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2010

                        PEOPLES FEDERAL BANCSHARES, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                         333-165525             Applied For
-----------------------------        ---------------------    ------------------
(State or Other Jurisdiction)        (Commission File No.)      (I.R.S. Employer
     Identification No.)                                       of Incorporation)


435 Market Street, Brighton, Massachusetts                        02135
--------------------------------------------                      -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (617) 254-0707
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement
            ------------------------------------------

     On May 14, 2010, Peoples Federal Bancshares, Inc. (the "Company"), Peoples Federal MHC, Peoples Federal Bancorp, Inc. and Peoples Federal Savings Bank (the "Bank" and collectively, the "Primary Parties") entered into an Agency Agreement with Sandler O'Neill & Partners, L.P. ("Sandler"), who will act as financial advisor during the Company's stock offering and assist in the marketing of the Company's common stock during its stock offering.

     For these services, Sandler will receive a fee of 1.00% of the aggregate dollar amount of the shares of the Company's common stock sold in the subscription and community offerings, excluding shares purchased by the Primary Parties' officers, directors, employees or the immediate family of such persons ("Insiders"), including trusts of Insiders and the tax-qualified employee benefit plans of the Primary Parties, and excluding shares contributed to a new charitable foundation that is being formed by the Bank in connection with the conversion and stock offering.

     In the event that Sandler sells common stock through a group of broker-dealers in a syndicated community offering, Sandler will receive a management fee not to exceed 6.0% of the aggregate dollar amount of the common stock sold in the syndicated community offering. This fee will be in addition to the fee earned by Sandler in connection with the subscription and community offerings set forth above. Of this amount, Sandler will pass on to selected broker-dealers, who assist in the syndicated community offering, an amount competitive with gross underwriting discounts charged at such time for comparable amounts of stock sold at a comparable price per share in a similar market environment.

     The Company will also reimburse Sandler for its reasonable out-of-pocket expenses associated with its marketing effort, including legal fees to be paid to Sandler's counsel, not to exceed $170,000.

     The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-165525) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2010.

     The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit
1.1 hereto and incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

        (d)   Exhibits

        Exhibit      Description
        -------      -----------

        1.1 Agency Agreement dated May 14, 2010, by and among Peoples Federal Bancshares, Inc., Peoples Federal MHC, Peoples Federal Bancorp, Inc., Peoples Federal Savings Bank and Sandler O'Neill & Partners, L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PEOPLES FEDERAL BANCSHARES, INC.



DATE: May 20, 2010                     By: /s/ Maurice H. Sullivan, Jr.
                                           ------------------------------------
                                           Maurice H. Sullivan Jr.
                                           Chief Executive Officer